Exhibit 24

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ DAVID A. BIRD

----------------------

David A. Bird

Director and Senior Vice President

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ DANNY L. HALE

----------------------

Danny L. Hale

Director

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ EDWARD M. LIDDY

----------------------

Edward M. Liddy

Director

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ JOHN C. LOUNDS

----------------------

John C. Lounds

Director and Senior Vice President

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ SAMUEL H. PILCH

----------------------

Samuel H. Pilch

Group Vice President and Controller

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ JOHN C. PINTOZZI

----------------------

John C. Pintozzi

Director, Senior Vice President and Chief Financial Officer

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ ERIC A. SIMONSON

----------------------

Eric A. Simonson

Director, Senior Vice President and Chief Investment Officer

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ KEVIN R. SLAWIN

----------------------

Kevin R. Slawin

Director and Senior Vice President

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ CASEY J. SYLLA

----------------------

Casey J. Sylla

Director, Chairman of the Board and President

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent,

in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ MICHAEL J. VELOTTA

----------------------

Michael J. Velotta

Director, Senior Vice President, General Counsel and Secretary

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ DOUGLAS B. WELCH

----------------------

Douglas B. Welch

Director and Senior Vice President

                                           POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

September 6, 2006

/s/ THOMAS J. WILSON, II

----------------------

Thomas J. Wilson, II

Director